Exhibit 99.3

HEADWATERS INCORPORATED

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

Krestmark Acquisition and Related Financing Transaction

On August 19, 2016, Headwaters acquired substantially all of the assets and assumed certain liabilities of Krestmark Industries, L.P., a Texas-based company that manufactures and sells high quality vinyl windows in the U.S.  Krestmark’s branded window products are sold to a diverse customer base of homebuilders, lumber yards, and distributors. This acquisition is a natural extension of Headwaters’ focus on supplying customers and homeowners with attractive products for the exterior of the home. Krestmark’s results of operations are being reported within the building products segment and have been included with Headwaters’ consolidated results beginning August 20, 2016.

Total consideration paid on the date of acquisition, was $240.0 million, which is subject to adjustment for the final calculation of acquisition-date working capital. The working capital adjustment is currently expected to be finalized in the December 2016 quarter. Approximately $4.6 million of the initial consideration paid represents prepaid compensation for certain Krestmark employees with retention bonus obligations over periods of up to two years from the acquisition date. This amount has been recorded as prepaid compensation in the consolidated balance sheet and is being amortized to expense over the two-year retention period. Direct acquisition costs were not material.

Headwaters obtained the cash necessary to acquire Krestmark through an incremental senior secured term loan in the aggregate principal amount of $350.0 million. The net proceeds from the borrowing of the incremental term loan were approximately $341.6 million, after giving effect to original issue discount of approximately $0.9 million and debt transaction costs of approximately $7.5 million. All terms of the incremental term loan are substantially identical to the existing and outstanding term loans, including the maturity date of March 24, 2022. A portion of the incremental loan was used to redeem all of Headwaters’ remaining $99.0 million principal amount of outstanding 7¼% Senior Notes due 2019 in September 2016. The redemption price was equal to 103.625% of the principal amount of the Senior Notes, plus accrued and unpaid interest thereon to the redemption date.

Pro Forma Condensed Combined Financial Statements

The pro forma condensed combined balance sheet gives effect to the Krestmark acquisition as if it had been completed as of June 30, 2016 and combines the historical June 30, 2016 balance sheet for Headwaters with the historical June 30, 2016 balance sheet for Krestmark. The pro forma condensed combined statements of income for the year ended September 30, 2015 and the nine months ended June 30, 2016 give effect to the acquisition as if had occurred on October 1, 2014.

The pro forma condensed combined statement of income for the year ended September 30, 2015 combines Headwaters’ historical results for the fiscal year ended September 30, 2015 with Krestmark’s historical results for its fiscal year ended

December 31, 2015. The pro forma condensed combined statement of income for the nine months ended June 30, 2016 combines Headwaters’ historical results with Krestmark’s historical results for the nine-month period ended June 30, 2016. Accordingly, Krestmark’s historical results for the three-month period from October 1, 2015 to December 31, 2015 are included in both the pro forma condensed combined statement of income for the year ended September 30, 2015 and the pro forma condensed combined statement of income for the nine months ended June 30, 2016. Krestmark revenues and net income for the three-month period ended December 31, 2015 which were included in both periods were $28.0 million and $6.6 million, respectively.

The pro forma condensed combined information is presented for illustrative purposes only. Such information does not purport to be indicative of the results of operations and financial position that actually would have resulted had the acquisition occurred on the date indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K.

HEADWATERS INCORPORATED

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of June 30, 2016

	Historical		Pro Forma		Pro Forma
(thousands of dollars)	Headwaters	Krestmark	Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$87,503	$10,406	$350,000	A
			(240,000)	B
			(99,000)	C
			(1,800)	D
			(5,673)	E
			(875)	F
			(3,599)	G
			(10,406)	H	$86,556
Trade receivables, net	136,137	11,201	(698)	H	146,640
Inventories	65,684	7,318	870	H	73,872
Current income taxes	3,675				3,675
Other	10,109	1,881	2,793	H	14,783
Total current assets	303,108	30,806	(8,388)		325,526

Property, plant and equipment, net	190,089	5,422	175	H	195,686

Other assets:
Goodwill	218,722		66,539	H	285,261
Intangible assets, net	182,633		146,450	I	329,083
Deferred income taxes	74,824				74,824
Other	43,440	14	1,919	H	45,373
Total other assets	519,619	14	214,908		734,541
Total Assets	$1,012,816	$36,242	$206,695		$1,255,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,760	3,463	(811)	H	$26,412
Accrued personnel costs	42,301	621	(621)	H	42,301
Accrued interest	4,918				4,918
Other accrued liabilities	60,771	1,504	(272)	H	62,003
Current portion of long-term debt	4,250		3,535	J	7,785
Total current liabilities	136,000	5,588	1,831		143,419

Long-term liabilities:
Long-term debt, net	552,798		346,465	K
			(875)	L
			(5,673)	M
			(99,000)	N
			1,030	O	794,745
Income taxes	3,015				3,015
Other	35,910	351	(351)	H	35,910
Total long-term liabilities	591,723	351	241,596		833,670
Total liabilities	727,723	5,939	243,427		977,089

Redeemable non-controlling interest in consolidated subsidiary	12,544				12,544

Stockholders’ equity:
Common stock	74				74
Capital in excess of par	731,630	30,303	(30,303)	P	731,630
Retained earnings (accumulated deficit)	(457,847)		(1,800)	Q
			(1,030)	R
			(3,599)	S	(464,276)
Treasury stock	(1,308)				(1,308)
Total stockholders’ equity	272,549	30,303	(36,732)		266,120

Total Liabilities and Stockholders’ Equity	$1,012,816	$36,242	$206,695		$1,255,753

See accompanying notes

HEADWATERS INCORPORATED

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the year ended September 30, 2015

	Historical		Pro Forma		Pro Forma
(thousands of dollars and shares, except per share amounts)	Headwaters	Krestmark	Adjustments		Combined
	(Year ended	(Year ended
	Sep. 30, 2015)	Dec. 31, 2015)
Revenue:
Building products	$523,643	$99,452			$623,095
Construction materials	352,263				352,263
Energy technology	19,427				19,427
Total revenue	895,333	99,452	—		994,785

Cost of revenue
Building products	367,163	65,451			432,614
Construction materials	249,077				249,077
Energy technology	9,202				9,202
Total cost of revenue	625,442	65,451	—		690,893
Gross profit	269,891	34,001	—		303,892
Operating expenses
Selling, general and administrative	149,623	9,811			159,434
Amortization	18,161		5,711	T	23,872
Total operating expenses	167,784	9,811	5,711		183,306
Operating income	102,107	24,190	(5,711)		120,586

Other income (expense):
Net interest expense	(64,219)	19	7,178	U
			426	V
			(14,000)	W
			(1,173)	X	(71,769)
Other, net	(218)				(218)
Total other income (expense), net	(64,437)	19	(7,569)		(71,987)
Income from continuing operations before income taxes	37,670	24,209	(13,280)		48,599
Income tax benefit (provision)	94,458	(317)	(3,906)	Y	90,235
Income from continuing operations	132,128	23,892	(17,186)		138,834

Loss from discontinued operations, net of income taxes	(460)				(460)
Net income	131,668	23,892	(17,186)		138,374

Net income attributable to non-controlling interest	(869)				(869)
Net income attributable to Headwaters Incorporated	$130,799	$23,892	$(17,186)		$137,505

Basic income (loss) per share attributable to Headwaters Incorporated:
From continuing operations	$1.79				$1.88
From discontinued operations	(0.01)				(0.01)
	$1.78				$1.87

Diluted income (loss) per share attributable to Headwaters Incorporated:
From continuing operations	$1.74				$1.83
From discontinued operations	(0.01)				$(0.01)
	$1.73				$1.82

Weighted average shares outstanding:
Basic	73,570				73,570
Diluted	2,032				2,032
	75,602				75,602

See accompanying notes

HEADWATERS INCORPORATED

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the nine months ended June 30, 2016

	Historical		Pro Forma		Pro Forma
(thousands of dollars and shares, except per share amounts)	Headwaters	Krestmark	Adjustments		Combined
Revenue:
Building products	$423,682	$87,373			$511,055
Construction materials	255,494				255,494
Energy technology	4,040				4,040
Total revenue	683,216	87,373	—		770,589

Cost of revenue
Building products	297,742	54,844			352,586
Construction materials	181,059				181,059
Energy technology	1,736				1,736
Total cost of revenue	480,537	54,844	—		535,381
Gross profit	202,679	32,529	—		235,208
Operating expenses
Selling, general and administrative	115,172	9,703			124,875
Amortization	14,410		4,283	T	18,693
Total operating expenses	129,582	9,703	4,283		143,568
Operating income	73,097	22,826	(4,283)		91,640

Other income (expense):
Net interest expense	(25,543)		5,383	U
			320	V
			(10,500)	W
			(880)	X	(31,220)
Other, net	(288)	23			(265)
Total other income (expense), net	(25,831)	23	(5,677)		(31,485)
Income from continuing operations before income taxes	47,266	22,849	(9,960)		60,155
Income tax provision	(14,190)	(348)	(4,682)	Y	(19,220)
Income from continuing operations	33,076	22,501	(14,642)		40,935

Loss from discontinued operations, net of income taxes	(186)				(186)
Net income	32,890	22,501	(14,642)		40,749

Net income attributable to non-controlling interest	(848)				(848)
Net income attributable to Headwaters Incorporated	$32,042	$22,501	$(14,642)		$39,901

Basic income per share attributable to Headwaters Incorporated:
From continuing operations	$0.43				$0.54
From discontinued operations	0.00				0.00
	$0.43				$0.54

Diluted income per share attributable to Headwaters Incorporated:
From continuing operations	$0.43				$0.53
From discontinued operations	0.00				0.00
	$0.43				$0.53

Weighted average shares outstanding:
Basic	73,819				73,819
Diluted	1,569				1,569
	75,388				75,388

See accompanying notes

HEADWATERS INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

1.              Basis of Presentation

The pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

2.              Krestmark Acquisition

On August 19, 2016, Headwaters acquired substantially all of the assets and assumed certain liabilities of Krestmark Industries, L.P., a Texas-based company that manufactures and sells high quality vinyl windows in the U.S.  Krestmark’s branded window products are sold to a diverse customer base of homebuilders, lumber yards, and distributors. This acquisition is a natural extension of Headwaters’ focus on supplying customers and homeowners with attractive products for the exterior of the home. Krestmark’s results of operations are being reported within the building products segment and have been included with Headwaters’ consolidated results beginning August 20, 2016.

Total consideration paid on the date of acquisition, was $240.0 million, which is subject to adjustment for the final calculation of acquisition-date working capital. The working capital adjustment is currently expected to be finalized in the December 2016 quarter. Approximately $4.6 million of the initial consideration paid represents prepaid compensation for certain Krestmark employees with retention bonus obligations over periods of up to two years from the acquisition date. This amount has been recorded as prepaid compensation in the consolidated balance sheet and is being amortized to expense over the two-year retention period. Direct acquisition costs were not material.

The Krestmark acquisition has been accounted for as a business combination in accordance with the requirements of ASC 805 Business Combinations. The following table sets forth the estimated fair values of assets acquired and liabilities assumed as of the acquisition date, using available information and assumptions Headwaters deems to be reasonable at the current time. Headwaters is in the process of finalizing all of the estimated amounts shown below, including the third-party valuations of the fair values of the acquired intangible assets; therefore, the provisional measurements shown in the table are subject to change. The table does not include any amounts for the prepaid compensation described above.

(in thousands)
Current assets	$20,731
Current liabilities	(3,884)
Property, plant and equipment	5,597
Intangible assets:
Customer relationships (20-year life)	107,500
Trade name (indefinite life)	36,600
Non-compete (7-year life)	2,350
Goodwill	66,539
Net assets acquired	$235,433

HEADWATERS INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

The process of identifying and valuing the intangible assets that were acquired is in the early stages and has not been completed. When those intangible assets have been identified and valued, and estimated useful lives are determined, amortization of the intangible assets will be adjusted effective as of the acquisition date. Future growth attributable to such things as new customers, geographic presence and assembled workforce are additional assets that are not separable and which contributed to recorded goodwill, substantially all of which is expected to be tax deductible over a 15-year period.

Headwaters obtained the cash necessary to acquire Krestmark through an incremental senior secured term loan in the aggregate principal amount of $350.0 million. The net proceeds from the borrowing of the incremental term loan were approximately $341.6 million, after giving effect to original issue discount of approximately $0.9 million and debt transaction costs of approximately $7.5 million. All terms of the incremental term loan are substantially identical to the existing and outstanding term loans, including the maturity date of March 24, 2022. A portion of the incremental loan was used to redeem all of Headwaters’ remaining $99.0 million principal amount of outstanding 7¼% Senior Notes due 2019 in September 2016. The redemption price was equal to 103.625% of the principal amount of the Senior Notes, plus accrued and unpaid interest thereon to the redemption date.

3.              Pro Forma Condensed Combined Financial Statements and Adjustments

The pro forma condensed combined balance sheet gives effect to the Krestmark acquisition as if it had been completed as of June 30, 2016 and combines the historical June 30, 2016 balance sheet for Headwaters with the historical June 30, 2016 balance sheet for Krestmark. The pro forma condensed combined statements of income for the year ended September 30, 2015 and the nine months ended June 30, 2016 give effect to the acquisition as if had occurred on October 1, 2014.

The pro forma condensed combined statement of income for the year ended September 30, 2015 combines Headwaters’ historical results for the fiscal year ended September 30, 2015 with Krestmark’s historical results for its fiscal year ended December 31, 2015. The pro forma condensed combined statement of income for the nine months ended June 30, 2016 combines Headwaters’ historical results with Krestmark’s historical results for the nine-month period ended June 30, 2016. Accordingly, Krestmark’s historical results for the three-month period from October 1, 2015 to December 31, 2015 are included in both the pro forma condensed combined statement of income for the year ended September 30, 2015 and the pro forma condensed combined statement of income for the nine months ended June 30, 2016. Krestmark revenues and net income for the three-month period ended December 31, 2015 which were included in both periods were $28.0 million and $6.6 million, respectively.

HEADWATERS INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

The pro forma condensed combined information is presented for illustrative purposes only. Such information does not purport to be indicative of the results of operations and financial position that actually would have resulted had the acquisition occurred on the date indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K.

The pro forma condensed combined financial statements give effect to the following pro forma adjustments:

A                           Gross cash proceeds from incremental senior secured term loan which were used to acquire Krestmark and redeem Headwaters’ remaining outstanding 7¼% senior notes due 2019.

B                           Cash paid at closing to former owner of Krestmark.

C                           Cash paid to redeem the outstanding principal amount of the 7¼% senior notes due 2019.

D                           Cash paid for debt issue costs related to the incremental senior secured term loan that were charged to expense.

E                            Cash paid for debt issue costs related to the incremental senior secured term loan that were recorded as a reduction to long-term debt.

F                             Reduction in cash proceeds from incremental senior secured term loan for original issue discount.

G                           Premium paid to redeem the outstanding principal amount of the 7¼% senior notes due 2019.

H                          Adjustments to record the differences between the historical amounts and estimated fair values of Krestmark assets acquired and liabilities assumed, including goodwill.

I                               Estimated intangible assets acquired in the Krestmark transaction (customer relationships, tradename, and non-compete agreement).

J                               Current portion of incremental senior secured term loan, borrowed to finance the Krestmark acquisition and redeem the outstanding 7¼% senior notes due 2019.

K                           Long-term portion of incremental senior secured term loan, borrowed to finance the Krestmark acquisition and redeem the outstanding 7¼% senior notes due 2019.

L                            Original issue discount related to incremental senior secured term loan.

M                        Debt issue costs related to the incremental senior secured term loan that were recorded as a reduction to long-term debt.

N                           Redemption of the outstanding principal amount of the 7¼% senior notes due 2019, using proceeds from the incremental senior secured term loan.

O                           Elimination of debt issue costs related to the redeemed 7¼% senior notes due 2019.

P                             Elimination of Krestmark’s historical capital.

HEADWATERS INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

Q                           Debt issue costs related to the incremental senior secured term loan that were charged to expense.

R                           Unamortized debt issue costs related to the redeemed 7¼% senior notes due 2019 that were charged to expense.

S                             Premium paid to redeem the outstanding principal amount of the 7¼% senior notes due 2019.

T                            Estimated amortization expense for Krestmark’s new amortizable intangible assets (customer relationships - $107.5 million with an estimated useful life of 20 years; and non-compete agreement - $2.35 million with an estimated useful life of 7 years).

U                           Elimination of cash interest expense related to the redeemed 7¼% senior notes due 2019.

V                           Elimination of non-cash debt issue cost amortization related to the redeemed 7¼% senior notes due 2019.

W                        Cash interest expense related to the incremental senior secured term loan.

X                           Non-cash interest expense related to amortization of the debt issue costs and original issue discount related to the incremental senior secured term loan that were recorded as reductions to long-term debt.

Y                           Adjustment to record income taxes on Krestmark’s historical income and the pro forma adjustments affecting profit and loss, calculated using a combined effective federal and state income tax rate of approximately 39%.